Exhibit 99.1

The Arena Group Acquires the Digital Assets of Lindy’s Sports, Adding Depth to Sports & Leisure Vertical

New York, NY – October 14, 2025 – The Arena Group Holdings, Inc. (NYSE American: AREN) (“The Arena Group” or the “Company”), announced today its acquisition of the digital assets of Lindy’s Sports, the historic sports publication founded in 1982. The move marks an expansion of The Arena Group’s Sports & Leisure vertical through the addition of a trusted and long-standing brand.

“We are thrilled to acquire the digital assets of Lindy’s Sports,” said Paul Edmondson, CEO of The Arena Group. “For decades, Lindy’s Sports has delivered trusted, high-quality sports coverage. We believe in the strength of the Lindy’s Sports brand and plan to relaunch the site by the end of October. This transaction reflects our continued strategy of acquiring strong, legacy brands that align with our asset-light entrepreneurial publishing model and offer significant potential for growth.”

Lindy Davis, Founder and Publisher of Lindy’s, expressed his enthusiasm for the partnership: “I am extremely excited to do this deal with The Arena Group as I know they will do a terrific job of growing the Lindy’s brand in the digital space.”

This acquisition strengthens The Arena Group’s position in the sports media market and underscores its growth strategy of building scale and profitability through transformation of established media brands with a modern digital strategy.

Forward-Looking Statements

This Press Release of The Arena Group Holdings, Inc. (the “Company,” “we,” “our,” and “us”) contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements relate to future events or future performance and include, without limitation, statements concerning our business strategy, future revenues and income from continuing operations, cost reductions, market growth, capital requirements, product introductions, and expansion plans (as disclosed in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on April 15, 2025 (the “2024 10-K”) and in our other SEC filings and publicly available documents). Other statements contained in this Press Release that are not historical facts are also forward-looking statements. We have tried, wherever possible, to identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and other stylistic variants denoting forward-looking statements.

We caution investors that any forward-looking statements presented in this Press Release, or that we may make orally or in writing from time to time, are based on information currently available, as well as our beliefs and assumptions. The actual outcome related to forward-looking statements will be affected by known and unknown risks, trends, uncertainties, and factors that are beyond our control or ability to predict. Although we believe that our assumptions are reasonable, they are not guarantees of future performance, and some will inevitably prove to be incorrect. As a result, our actual future results can be expected to differ from our expectations, and those differences may be material. Accordingly, investors should use caution in relying on forward-looking statements, which are based only on known results and trends at the time they are made, to anticipate future results or trends. We detail other risks in our public filings with the Securities and Exchange Commission (the “SEC”), including in Part I, Item 1A, Risk Factors, in the 2024 10-K and in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 (the “Q2 10-Q”). The discussion in this Press Release should be read in conjunction with the consolidated financial statements and notes thereto included in Part II, Item 8 in the 2024 10-K and in the Q2 10-Q.

This Press Release and all subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date of this Press Release except as may be required by law.

About The Arena Group

The Arena Group (NYSE American: AREN) is an innovative technology platform and media company with a proven cutting-edge playbook that transforms media brands. Our unified technology platform empowers creators and publishers with tools to publish and monetize their content, while also leveraging quality journalism of anchor brands like TheStreet, Parade, Men’s Journal and Athlon Sports to build their businesses. The company aggregates content across a diverse portfolio of brands, reaching over 100 million users monthly. Visit us at thearenagroup.net and discover how we are revolutionizing the world of digital media.

Media Contact

Morgan Fitzgerald

morgan.fitzgerald@thearenagroup.net

Investor Relations Contact

Rob Fink, FNK IR

aren@fnkir.com

646.809.4048